SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 29, 2004

                               PC Connection, Inc.
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               (Exact name of registrant as specified in charter)

        Delaware                        0-23827                  02-0513618
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 (State or other juris-               (Commission               (IRS Employer
diction of incorporation             File Number)            Identification No.)


     Rt. 101A, 730 Milford Road 03054
              Merrimack, NH                                        03054
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  (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (603) 423-2000

                                       N/A
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          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

     On January 29, 2004, PC Connection, Inc. announced its financial results for the quarter ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 29, 2004         PC CONNECTION, INC.
                                By:  /s/ MARK A. GAVIN
                                     -------------------------------------------
                                     Mark A. Gavin
                                     Senior Vice President of Finance and Chief
                                     Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                 Description
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99.1                        Press release dated January 29, 2004